UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 23, 2011
Date of Report (Date of earliest event reported)

COLLECTIVE BRANDS, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-14770 (Commission File Number)	43-1813160 (IRS Employer Identification No.)

3231 Southeast Sixth Avenue

Topeka, Kansas 66607-2207

(Address of Principal Executive Office) (Zip Code)

(785) 233-5171

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Item 8.01	Other Events

On Jun 23, 2011, Collective Brands, Inc.,("Collective Brands" or the "Company") announced that it has engaged Spencer Stuart as executive search firm for the Company's new Chief Executive Officer and President.

Collective Brands' Compensation, Nomination and Governance Committee is working exclusively with Spencer Stuart to directly manage the search for the Company's new Chief Executive Officer.

Spencer Stuart is one of the world's preeminent global executive search consulting firms acknowledged as a leader in both CEO searches and the retail sector. The Spencer Stuart team conducting the search is led by two experienced experts from the firm's Board & CEO Practice and its Global Retail Practice -- Tom Neff and Susan Hart, respectively.

Inquiries should be sent to Spencer Stuart directly.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTIVE BRANDS, INC.
Date: June 23, 2011	By:	/s/ Douglas G. Boessen
Douglas G. Boessen
Division Senior Vice President, Chief Financial Officer and Treasurer